Exhibit 99.1
R1 RCM Reports Fourth Quarter and Full Year 2023 Results
Murray, Utah - February 27, 2024 - R1 RCM Inc. (NASDAQ: RCM) ("R1" or the "Company"), a leading provider of technology-driven solutions that transform the financial performance and patient experience for health systems, hospitals, and physician groups, today announced results for the three months and year ended December 31, 2023.
Fourth Quarter 2023 Results:
•Revenue of $575.1 million, up $41.8 million or 7.8% compared to the same period last year
•GAAP net income of $1.4 million, compared to a net loss of $36.6 million in the same period last year
•Adjusted EBITDA of $167.7 million, up $42.1 million or 33.5% compared to the same period last year
Full Year 2023 Results:
•Revenue of $2,254.2 million, up $447.8 million or 24.8% compared to 2022
•GAAP net income of $3.3 million, compared to net loss of $63.3 million in 2022
•Adjusted EBITDA of $614.3 million, up $190.5 million or 45.0% compared to 2022

“R1 executed on its key objectives in 2023. We established a stronger foundation for growth, stabilized key metrics for several clients and delivered approximately $30 million in synergies from the Cloudmed integration,” stated Lee Rivas, R1's CEO. “In addition, we strengthened our technology platform by driving innovation through generative AI and enhanced our global infrastructure to improve our performance and competitive position in the market.”

Mr. Rivas added, “We enter 2024 with a more diversified business, enhanced technology initiatives and increased global scale. Our strategy is to leverage our best-in-class capabilities to deploy flexible models that meet customers where they are in their revenue cycle journey. We believe R1’s breadth of capabilities and data-driven technology platform, combined with our focus on operational excellence, positions us to drive value for our customers while delivering long-term sustainable growth and improved financial performance for our shareholders.”

2024 Outlook
For 2024, R1 expects to generate:
•Revenue of between $2,625 million and $2,675 million
•GAAP operating income of $105 million to $135 million
•Adjusted EBITDA of $650 million to $670 million

Jennifer Williams, R1’s CFO said, “Our outlook for fiscal 2024 reflects the strength of our platform and our focus on both growth and operating discipline to deliver great value for our customers and shareholders. To further our leadership position in the industry, we will continue improving execution across our business, advancing our new business pipeline and investing in technology, while remaining committed to improving margins and cash flows.”

Supplemental Forward-Looking Information and Assumptions for Fiscal Year 2024
The Company is providing the following supplemental expectations and related assumptions regarding its fiscal year 2024 results, all of which are subject to change, to further provide transparency to investors:
•Revenue of $2,625 to $2,675 million assumes the following:
▪Net operating fees and incentive fees remain consistent with the fourth quarter 2023 run rate (excluding Providence and Acclara contributions), with expected low single digit year-over-year cash collection growth offset by customer attrition and facility divestitures.
▪Modular and Other revenue assumes revenue growth in the low teens.
▪We anticipate Acclara and Providence to contribute revenue of approximately $290 to 295 million, and $45 to 50 million, respectively.
•Capital expenditures of approximately 5% of revenue for the fiscal year.
•Other expenses for the fiscal year of approximately $105 to $125 million, including integration expenses in connection with the Acclara acquisition.
•Interest expense in the range of $160 to $165 million for the fiscal year, including the impact of $575 million in additional Term B Loans and the $80 million draw on the Company’s senior revolving credit facility related to the Acclara acquisition.
•Depreciation and amortization expense of $330 to $350 million.

Conference Call and Webcast Details
R1’s management team will host a conference call today at 8:00 a.m. Eastern Time to discuss its financial results and business outlook. To participate, please dial 888-330-2022 (646-960-0690 outside the U.S. and Canada) using conference code number 5681952. A live webcast and replay of the call will be available at the Investor Relations section of the Company’s website at ir.r1rcm.com.
Non-GAAP Financial Measures
In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, including adjusted EBITDA, non-GAAP cost of services, non-GAAP selling, general and administrative expenses, and net debt. Adjusted EBITDA is defined as GAAP net income (loss) before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, CoyCo 2, L.P. (“CoyCo 2”) share-based compensation expense, and certain other items, including business acquisition costs, integration costs, technology transformation, strategic initiatives, and facility-exit charges. Non-GAAP cost of services is defined as GAAP cost of services less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to cost of services. Non-GAAP selling, general and administrative expenses is defined as GAAP selling, general and administrative expenses less share-based compensation expense, CoyCo 2 share-based compensation expense, and depreciation and amortization expense attributed to selling, general and administrative expenses. Net debt is defined as debt less cash and cash equivalents, inclusive of restricted cash. Adjusted EBITDA guidance is reconciled to operating income guidance, the most closely comparable available GAAP measure.
The Company's board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. Non-GAAP cost of services and non-GAAP selling, general and administrative expenses are used to calculate adjusted EBITDA. Net debt is used as a supplemental measure of the Company's liquidity.

Tables 4 through 9 present a reconciliation of GAAP financial measures to non-GAAP financial measures. Non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.
Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “designed,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “see,” “seek,” “target,” “would” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements about the Company’s strategy, future operations, future financial position, prospects, plans, objectives of management, ability to successfully deliver on commitments to customers, ability to deploy new business as planned, ability to successfully implement new technologies, and expected market growth. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in its forward-looking statements. Subsequent events and developments, including actual results or changes in the Company’s assumptions, may cause the Company’s views to change. The Company does not undertake to update its forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. The Company’s actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, economic downturns and market conditions beyond the Company’s control, including high inflation; the quality of global financial markets; the Company’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the acquisitions of Cloudmed and Acclara; the Company’s ability to retain existing customers or acquire new customers; the development of markets for the Company’s revenue cycle management offering; variability in the lead time of prospective customers; competition within the market; breaches or failures of the Company’s information security measures or unauthorized access to a customer’s data; delayed or unsuccessful implementation of the Company’s technologies or services, or unexpected implementation costs; disruptions in or damages to the Company’s global business services centers and third-party operated data centers; the volatility of the Company’s stock price; the impact of the recent restatements of the financial statements for the applicable periods on the price of the Company’s common stock, reputation and relationships with its investors, suppliers, customers, employees and other parties; the Company’s substantial indebtedness; and the factors set forth under the heading “Risk Factors” in the Company’s most recent annual report on Form 10-K, and any other periodic reports that the Company may file with the U.S. Securities and Exchange Commission.
About R1 RCM
R1 is a leading provider of technology-driven solutions that transform the patient experience and financial performance of healthcare providers. R1’s proven and scalable operating models seamlessly complement a healthcare organization’s infrastructure, quickly driving sustainable improvements to net patient revenue and cash flows while reducing operating costs and enhancing the patient experience. To learn more, visit: r1rcm.com.

Contact:
R1 RCM Inc.
Investor Relations:
Evan Smith, CFA
516-743-5184
investorrelations@r1rcm.com

Media Relations:
Yancey Casey
Amendola Communications
678-895-9401
ycasey@acmarketingpr.com

Table 1
R1 RCM Inc.
Consolidated Balance Sheets
(In millions)
	(Unaudited)
	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$173.6	$110.1
Accounts receivable, net of $48.2 million and $15.1 million allowance as of December 31, 2023 and 2022, respectively	243.3	235.2
Accounts receivable - related party, net of $0.1 million allowance as of December 31, 2023 and 2022	26.1	25.0
Current portion of contract assets, net	94.4	83.9
Prepaid expenses and other current assets	95.9	110.3
Total current assets	633.3	564.5
Property, equipment and software, net	173.7	164.8
Operating lease right-of-use assets	62.5	80.5
Non-current portion of contract assets, net	37.7	32.0
Non-current portion of deferred contract costs	30.4	26.7
Intangible assets, net	1,310.7	1,514.5
Goodwill	2,629.4	2,640.3
Non-current deferred tax assets	10.9	10.4
Other assets	71.6	88.1
Total assets	$4,960.2	$5,121.8
Liabilities
Current liabilities:
Accounts payable	$22.7	$33.4
Current portion of customer liabilities	39.8	57.5
Current portion of customer liabilities - related party	5.2	7.4
Accrued compensation and benefits	126.3	109.0
Current portion of operating lease liabilities	19.3	18.0
Current portion of long-term debt	67.0	53.9
Accrued expenses and other current liabilities	65.9	70.5
Total current liabilities	346.2	349.7
Non-current portion of customer liabilities	2.7	5.0
Non-current portion of customer liabilities - related party	11.8	13.7
Non-current portion of operating lease liabilities	77.8	94.4
Long-term debt	1,570.5	1,732.6
Non-current deferred tax liabilities	176.6	200.8
Other non-current liabilities	23.2	23.1
Total liabilities	2,208.8	2,419.3
Stockholders’ equity:
Common stock	4.5	4.4
Additional paid-in capital	3,197.4	3,123.3
Accumulated deficit	(136.7)	(140.0)
Accumulated other comprehensive loss	(5.9)	(3.4)
Treasury stock	(307.9)	(281.8)
Total stockholders’ equity	2,751.4	2,702.5
Total liabilities and stockholders’ equity	$4,960.2	$5,121.8

Table 2
R1 RCM Inc.
Consolidated Statements of Operations
(In millions, except share and per share data)

	(Unaudited)	(Unaudited)	(Unaudited)
	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net operating fees	$369.1	$344.9	$1,455.9	$1,309.7
Incentive fees	23.9	25.9	108.4	106.8
Modular and other	182.1	162.5	689.9	389.9
Net services revenue	575.1	533.3	2,254.2	1,806.4
Operating expenses:
Cost of services	441.6	435.5	1,769.7	1,446.9
Selling, general and administrative	55.7	54.3	220.0	172.5
Other expenses	28.7	47.3	116.6	189.8
Total operating expenses	526.0	537.1	2,106.3	1,809.2
Income (loss) from operations	49.1	(3.8)	147.9	(2.8)
Net interest expense	31.6	28.7	126.9	64.0
Income (loss) before income tax provision (benefit)	17.5	(32.5)	21.0	(66.8)
Income tax provision (benefit)	16.1	4.1	17.7	(3.5)
Net income (loss)	$1.4	$(36.6)	$3.3	$(63.3)

Net income (loss) per common share:
Basic	$—	$(0.09)	$0.01	$(0.18)
Diluted	$—	$(0.09)	$0.01	$(0.18)
Weighted average shares used in calculating net income (loss) per common share:
Basic	419,440,458	416,680,429	418,587,390	352,337,767
Diluted	451,499,913	416,680,429	454,094,374	352,337,767

Table 3
R1 RCM Inc.
Consolidated Statements of Cash Flows
(In millions)
	(Unaudited)
	Year Ended December 31,
	2023	2022
Operating activities
Net income (loss)	$3.3	$(63.3)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	278.3	172.0
Amortization of debt issuance costs	5.7	3.6
Share-based compensation	64.2	59.8
CoyCo 2 share-based compensation	7.3	5.1
Loss/(gain) on disposal and right-of-use asset write-downs	10.0	21.1
Provision for credit losses	34.6	11.8
Deferred income taxes	(14.6)	(6.8)
Non-cash lease expense	11.5	14.0
Other	12.3	6.5
Changes in operating assets and liabilities:
Accounts receivable and related party accounts receivable	(44.0)	(51.8)
Contract assets	(15.2)	(24.1)
Prepaid expenses and other assets	3.9	(40.5)
Accounts payable	(10.9)	(16.0)
Accrued compensation and benefits	17.4	(69.5)
Operating lease liabilities	(18.0)	(18.9)
Other liabilities	17.9	(1.7)
Customer liabilities and customer liabilities - related party	(23.6)	(11.2)
Net cash provided by (used in) operating activities	340.1	(9.9)
Investing activities
Purchases of property, equipment, and software	(102.5)	(93.5)
Payment for business acquisitions, net of cash acquired	—	(847.7)
Other	(0.3)	(8.3)
Net cash used in investing activities	(102.8)	(949.5)
Financing activities
Issuance of senior secured debt, net of discount and issuance costs	—	1,016.6
Borrowings on revolver	30.0	50.0
Payment of debt issuance costs	—	(1.0)
Repayment of senior secured debt	(53.9)	(25.5)
Repayments on revolver	(130.0)	(30.0)
Payment of equity issuance costs	—	(2.0)
Exercise of vested stock options	1.3	4.6
Purchase of treasury stock	—	(39.3)
Shares withheld for taxes	(26.5)	(30.2)
Other	5.2	(0.2)
Net cash (used in) provided by financing activities	(173.9)	943.0
Effect of exchange rate changes in cash	0.1	(3.6)
Net increase (decrease) in cash, cash equivalents, and restricted cash	63.5	(20.0)
Cash, cash equivalents, and restricted cash at beginning of period	110.1	130.1
Cash, cash equivalents, and restricted cash at end of period	$173.6	$110.1

Table 4
R1 RCM Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA (Unaudited)
(In millions)

	Three Months Ended December 31,		2023 vs. 2022 Change		Year Ended December 31,		2023 vs. 2022 Change
	2023	2022	Amount	%	2023	2022	Amount	%
Net income (loss)	$1.4	$(36.6)	$38.0	(104)%	$3.3	$(63.3)	$66.6	(105)%
Net interest expense	31.6	28.7	2.9	10%	126.9	64.0	62.9	98%
Income tax provision (benefit)	16.1	4.1	12.0	(293)%	17.7	(3.5)	21.2	(606)%
Depreciation and amortization expense	72.7	64.2	8.5	13%	278.3	172.0	106.3	62%
Share-based compensation expense	15.3	15.8	(0.5)	(3)%	64.2	59.7	4.5	8%
CoyCo 2 share-based compensation expense	1.9	2.1	(0.2)	—%	7.3	5.1	2.2	—%
Other expenses (1)	28.7	47.3	(18.6)	(39)%	116.6	189.8	(73.2)	(39)%
Adjusted EBITDA (non-GAAP)	$167.7	$125.6	$42.1	34%	$614.3	$423.8	$190.5	45%

(1) For details see Note 14, Other Expenses, to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K.

Table 5
R1 RCM Inc.
Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of services	$441.6	$435.5	$1,769.7	$1,446.9
Less:
Share-based compensation expense	10.9	7.4	41.6	28.1
CoyCo 2 share-based compensation expense	0.4	(0.3)	1.8	0.7
Depreciation and amortization expense	72.5	63.8	277.1	170.8
Non-GAAP cost of services	$357.8	$364.6	$1,449.2	$1,247.3

Table 6
R1 RCM Inc.
Reconciliation of GAAP Selling, General and Administrative to Non-GAAP Selling, General and Administrative (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Selling, general and administrative	$55.7	$54.3	$220.0	$172.5
Less:
Share-based compensation expense	4.4	8.4	22.6	31.6
CoyCo 2 share-based compensation expense	1.5	2.4	5.5	4.4
Depreciation and amortization expense	0.2	0.4	1.2	1.2
Non-GAAP selling, general and administrative	$49.6	$43.1	$190.7	$135.3

Table 7
R1 RCM Inc.
Consolidated Non-GAAP Financial Information (Unaudited)
(In millions)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net operating fees	$369.1	$344.9	$1,455.9	$1,309.7
Incentive fees	23.9	25.9	108.4	106.8
Modular and other	182.1	162.5	689.9	389.9
Net services revenue	575.1	533.3	2,254.2	1,806.4

Operating expenses:
Cost of services (non-GAAP)	357.8	364.6	1,449.2	1,247.3
Selling, general and administrative (non-GAAP)	49.6	43.1	190.7	135.3
Sub-total (non-GAAP)	407.4	407.7	1,639.9	1,382.6

Adjusted EBITDA	$167.7	$125.6	$614.3	$423.8

Table 8
R1 RCM Inc.
Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance (Unaudited)
(In millions)

2024E
GAAP Operating Income Guidance	$105-135
Plus:
Depreciation and amortization expense	$330-350
Share-based compensation expense	$80-90
Strategic initiatives, severance and other costs	$105-125
Adjusted EBITDA Guidance	$650-670

Table 9
R1 RCM Inc.
Reconciliation of Total Debt to Net Debt (Unaudited)
(In millions)

	December 31,	December 31,
	2023	2022
Senior Revolver	$—	$100.0
Term A Loans	1,162.5	1,211.4
Term B Loan	493.8	498.7
Total debt	1,656.3	1,810.1

Less:
Cash and cash equivalents	173.6	110.1
Net Debt	$1,482.7	$1,700.0